SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
November 13, 2003

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6

(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 5.   Other Events

A copy of the press release issued today by the Registrant is filed herewith as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Douglas C. Beatty

Name: Douglas C. Beatty Title: Chief Financial Officer

By:	/s/ Nicholas J. DeRoma

Name: Nicholas J. DeRoma Title: Chief Legal Officer

Dated: November 13, 2003

Index to Exhibits

Exhibit Number	Description of Document

99.1	Press Release issued by Nortel Networks Corporation on November 13, 2003.